Subsequent Events	9 Months Ended
Sep. 23, 2012
Subsequent Events

17. SUBSEQUENT EVENTS

Subsequent to September 23, 2012, the Company opened one new restaurant for a total of 39 restaurants.

On November 30, 2012, the Company entered into a secured $25,000 revolving credit facility (the “Credit Facility”) with Wells Fargo Bank, National Association. On that same date, the Company borrowed $5,000 under the Credit Facility to pay fees and expenses associated with the Credit Facility and to repay the outstanding borrowings under its prior senior secured credit facility (the “Prior Facility”).

The Credit Facility (a) will mature on November 30, 2017, unless the Company exercises its option to voluntarily reduce all of the commitment before the maturity date, (b) accrues commitment fees on the daily unused commitment of the lender at the applicable margin, which varies based on the Company’s leverage ratio and (c) includes a sub-facility for letters of credit up to an aggregate amount of $5 million. All borrowings under the Credit Facility will bear interest at a variable rate based, at the Company’s election, on (i) the base rate, which is the highest of the prime rate, federal funds rate or one month LIBOR plus 1%, or (ii) LIBOR, plus, in either case, an applicable margin based on the Company’s total leverage ratio. Interest is due at the end of each quarter if the Company selects to pay interest based on the base rate and at the end of each LIBOR period if it selects to pay interest based on LIBOR.

The Credit Facility contains certain affirmative and negative covenants and events of default that the Company considers customary for an agreement of this type, including covenants setting a maximum leverage ratio and a minimum fixed charge coverage ratio.

As a result of entering into the revolving credit facility, the Company will record an expense of $91 to write off the unamortized loan origination fees related to the retired senior secured credit facility. The Company paid loan origination costs of approximately $200 related to the revolving credit facility, and will amortize these loan origination costs over the term of the credit agreement.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition and disclosure through the date of issuance.